EXPEDIA, INC. Company Overview Q2 2011 Exhibit 99.2

EXPEDIA, INC.
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of July
28, 2011 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "intends" and “expects,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia,
Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: declines or disruptions in the travel industry; changes in our relationships and contractual agreements with travel suppliers or supplier intermediaries; risks relating to the announced spin-off of our TripAdvisor business;
increases in the costs of maintaining and enhancing our brand awareness; changes in search engine algorithms and dynamics, or search engine disintermediation; our inability to adapt to technological developments or to maintain our existing technologies; our ability to expand successfully in international markets; changes in senior management; volatility in our stock price; changing laws, rules and regulations and legal uncertainties relating to our business; unfavorable new, or adverse application of existing, tax laws, rules or regulations; adverse outcomes in legal proceedings to which we are party; provisions in certain credit card processing agreements that could adversely impact our liquidity and financial positions; fluctuations in our effective tax rate; our inability to access the capital markets when necessary; risks related to our long term indebtedness; fluctuations in foreign exchange rates; risks related to the failure of counterparties to perform on financial obligations; potential liabilities resulting from our processing, storage, use and disclosure of personal data; the integration of current and acquired businesses; the risk that our intellectual property is not protected from copying or use by others, including competitors; and other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2010 and subsequent quarterly filings on Form 10-
Q. Except as required by law, we undertake no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.
Forward-Looking Statements

Q211 Company Overview

EXPEDIA, INC.
Global Opportunity
CAGR
2008 2009 2010 (E) 2011 (E) ‘08 – ‘11
Travel Market Size:
U.S. 274 233 255 271 Flat
Europe 350 313 320 332 -1%
APAC 215 202 212 227 1%
LATAM 56 52 58 63 3%
4 Region Total  895 800 845 893 Flat
Online Bookings:
U.S. 143 132 139 145 Flat
Europe 107 107 118 129 5%
APAC 31 36 44 55 15%
LATAM 5 6 8 11 24%
4 Region Online 285 280 310 339 5%
Europe, APAC &
LATAM 142 148 171 195 8%
Online Penetration:
U.S. 52% 57% 54% 53%
Europe 30% 34% 37% 39%
APAC 14% 18% 21% 24%
LATAM 9% 11% 14% 18%
4 Region Online Pen. 32% 35% 37% 38%
Figures in $billions
OTA Share of
Online Bookings
Sizeable
markets
Higher growth
online
Penetration
tailwinds
OTA share
stabilizing
3
Q211 Company Overview
Sources: U.S. Online Travel Overview 10th Edition (November 2010); U.S. Online Travel Overview 8th Edition Update: 2009 – 2010
(April 2009); U.S. Corporate Travel Distribution 4th Edition (July 2009); US Online figure for 2011 assumes ~$40 million in online corporate travel bookings; European Online Travel Overview 6th Edition (November 2010); European Online Travel Overview 5th
Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.45; APAC data - PhoCusWright
Asia Pacific Online Travel Overview – Third Edition (August 2009) & EyeForTravel APAC Overview (April 2007). APAC data excludes managed travel. LATAM data – PhoCusWright Latin America: Navigating the Emerging Online Travel Marketplace (April
2011).  LATAM data excludes managed travel.

EXPEDIA, INC.
World’s Largest & Most Intelligent Travel Marketplace

Q211 Company Overview
Suppliers Customers
Hotels
Airlines
Car rental companies
Cruise lines
Global distribution system
(GDS) partners
Advertisers
Leisure travelers
Corporate travelers
Travel service providers
(“white label”)
Offline retail travel agents
Secure superior quality supply & maintain price competitiveness
Intelligently match supply & demand
Empower and inspire travelers to find and build the right trip
Enable suppliers to reach travelers in a unique & value-additive way
Aggressively expand our global presence & demand footprint
Achieve excellence in technology, people and processes to make quality, consistency
& efficiency the foundation of our marketplace
Travel
products
Travel info
Technology

EXPEDIA, INC.
Expedia: The Travel Sector Leader

Q211 Company Overview
1
Sources: comScore MediaMetrix, June 2011 & company data; ² See Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses)
from revenue hedges.
Global presence & portfolio of category leading brands
Premier Brand
Portfolio
#1 Online Travel Agency (OTA) globally, with presence in 23
countries
Leading hotel specialist globally, with over 75
localized sites
Leading value-based travel provider
#1 online travel
community,
operating in North America,
EMEA & APAC
Key Statistics
1
TTM 6.30.11
•Gross bookings:
$  27.9b
•Revenue:
$    3.6b
•OIBA
: $841mm
•Adjusted EBITDA
$973mm
• $8.3b market cap (July 15, 2011)
• Member of S&P 500 & NASDAQ 100
stock indices
•Traffic  (June 2011 unique visitors):
86mm
•TTM 6.30.11 number of transactions:
69mm
2
2

EXPEDIA, INC.
U.S. Worldwide
Largest Worldwide Audience
6
Q211 Company Overview
+161%
1
+125%
1
+85%
1
+104%
1
+129%
1
+88%
1
Orbitz
Yahoo Travel Priceline
Travelocity
1
Denotes Expedia’s percentage difference over next largest competitor
Source: ComScore MediaMetrix, June 2011.
0
5
10
15
20
25
30
UV's
0
100
200
300
400
500
600
700
Min Spent Online Page Views
0
10
20
30
40
50
60
70
80
UV's
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
1,400
1,500
Min Spent Online Page Views

EXPEDIA, INC.
Expedia’s Virtuous Cycle

Q211 Company Overview
Scale drives opportunity to enhance supplier, traveler &
advertiser value propositions, reward stakeholders
Growth/
Scale
User-
generated
content
More
travelers
Improved
traveler
experience
Better
supplier
economics
Compelling
supplier &
advertising
channel
Cash flow
to invest in
More ad
revenue
EXPEDIA, INC.

EXPEDIA, INC.
Revenue by Product & Geography

Q211 Company Overview
Product Categories (TTM 6.30.2011) Geographic  Split (TTM 6.30.2011)
Hotel
64%
Revenue
Air
11%
* Hotel & Advertising – >75% of revenue base
and key revenue / profitability drivers
* Europe & other international markets benefit
from earlier stage online penetration
* Significant international growth anticipated,
with a target of 50+% of total revenue from
international
Domestic
59%
Revenue
International
41%
Advertising
& Media
13%
Car, Cruise & Other
13%
Business mix shifting to hotel & advertising, increasingly global
Source: Company financial reports; some numbers may not add due to rounding

EXPEDIA, INC.
Business Overview
Merchant Model / Illustrative Transaction
Product Category - Hotel
9
Q211 Company Overview
Hotels
(Supplier)
Travelers
Revenues to Expedia:
•Spread between the discounted rate provided
by suppliers and sales price paid by travelers
•Service fees from travelers
Other:
•Cash received on booking, revenue recognized
at stay
•Revenue margin higher than the agency model
•Merchant hotel
Expedia merchant of record with no inventory risk
Expedia receives cash upfront from travelers, pays hoteliers several weeks later
Some control over pricing, higher margins & ability to package with other products
1 - 3 year contracts with major chain lodging properties
Consultative account management brings industry leading intelligence to hoteliers
• Agency hotel small but growing in importance
Sample Expedia Revenue:
$350 night stay at luxury hotel
Cost to Traveler
Cost to Expedia
$350
$280
Revenue to Expedia ¹
$70
1
Includes service fee and spread

EXPEDIA, INC.
Trended Worldwide Hotel Growth Statistics (y/y)

Q211 Company Overview
Source: Company financial reports.  2005-2007 data is for merchant hotel only; 2008-2011 data is for both agency and merchant hotel.
-30%
-20%
- 10%
0%
10%
20%
30%
ADRs Room Nights Stayed Hotel Revenue

EXPEDIA, INC.
Business Overview
Revenue Drivers
Product Category – Advertising & Media
11
Q211 Company Overview
Travel supplier advertising on Expedia’s ww sites
Reviews with social networking
Search tool for fares
Travel blogs
European holiday reviews
Destination services, hotels & vacation rentals
Editorial info and deals
Cruise reviews & community
UGC seat maps and airline info
Guides and bargains
Vacation rental
Ad & Media Brand Portfolio
•Two primary businesses –
•TripAdvisor Media Group
(leading global collection of
user-generated content sites)
•Expedia Media (monetizing global Expedia, Hotels &
Hotwire sites beyond transactions)
•TTM revenue of $476mm, +30% y/y
•Offer advertisers targeted audiences
•CPC, CPM & subscription based ad models
•TripAdvisor leverages industry-leading SEM & SEO
capabilities
•Robust user-generated content and selection draws in users
Growth in TTM Net Advertising Revenues¹
Source: Company reports
$292
$295
$299
$311
$337
$367
$401
$423
$446
$476
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
1 TTM growth due in part to acquisitions
0.7
2.9 5.0
10.0
15.0
20.0
25.0 30.0
40.0
45.0
50.0
0
20
40
60
TripAdvisor Reviews and Opinions  - Robust Growth

EXPEDIA, INC.
Business Overview
Product Category – Air
12
Q211 Company Overview
•
Air revenue = 11% of Expedia’s worldwide trailing twelve months revenue
- ~95% of airplane tickets sold over Expedia’s online properties are agency transactions, in which Expedia acts as an agent on behalf of a supplier and collects a commission
- Customer pays supplier directly, Expedia collects its remuneration after travel
- Lower revenue margin business vs. hotel transactions
Agency Model / Illustrative Transaction
Revenue to Expedia:
•Largely unit / volume driven and includes:
•Portion of GDS fee
•Commissions & incentives from carriers
•Booking fees (some sites)
Other:
•Supplier is merchant of record
•Expedia bears no inventory risk
•Revenue recognized at booking, cash received within
weeks
•Agency model is used in other product categories,
including hotel
•Multi-GDS strategy
Airlines
(Supplier)
GDS
Travelers

EXPEDIA, INC. Trended Worldwide Air Growth Statistics (y/y) 13 Q211 Company Overview Source: Company financial reports

EXPEDIA, INC.
Stable Supplier Relationships & Economics

Q211 Company Overview
Trended Revenue Margin (TTM)
Stable supplier margins indicate healthy supplier relationships
Reductions driven by traveler fee cuts & rising air ticket prices
Supplier margins largely stable driven by:
Long-term agreements with airlines and GDS providers
Better hotel relationships through PSG investment
Growth in advertising business helping offset fee cut impact
Source: Company financial reports

EXPEDIA, INC.
Q211 Results

Q211 Company Overview
Figures in $mm unless otherwise noted
Q210 Q211 y/y
Transactions (mm) 16.9 19.4 15%
Gross Bookings $6,683 $7,951 19%
Revenue 834 1,024 23%
Cost of Revenue
1
* 168 198 18%
Selling & Marketing
1
* 294 391 33%
Tech & Content
1
* 84 107 27%
General & Administrative
1
* 71 78 10%
Total Costs and Expenses
1
* 617 774 25%
OIBA
1
** 219 243 11%
OIBA Margin
1
26% 24% (255bps)
Adjusted EBITDA
1
*** 250 279 12%
Adj. EBITDA Margin
1
30% 27% (265bps)
Free Cash Flow
1
270 433 60%
Unit Growth
• Q211 worldwide room night growth of 21%
• Q211 worldwide air tickets declined 3%
* Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges  ***
Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges.  Adj. EBITDA includes realized gains/(losses) from revenue hedges. ¹ See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports ; some numbers may not add due to rounding

EXPEDIA, INC.
Trended Free Cash Flow (TTM)

Q211 Company Overview
Source: Company financial reports.  *Free cash flow is a non-GAAP measure calculated by adding capital expenditures  to net cash provided by or used in operating activities.
See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Figures in $millions
‘08 cash flows down due to
taxes, slowing merchant
hotel & one-time cap ex
‘09 cash flows improved due
to higher earnings, merchant
hotel recovery & normalized
cap ex
‘10 cash flows improved due
to higher earnings, lower
occupancy tax assessment
payments and lower cash tax
payments

EXPEDIA, INC.
Efficiently Managing Dilution

Q211 Company Overview
15% reduction in share base since Q107
Millions of adjusted diluted shares
Source: Company financial reports
2007 repurchased 55mm
shares for $1.4b
2010 repurchased 20.6mm
shares for $489mm

EXPEDIA, INC.
Capitalization

Q211 Company Overview
3 debt issues with long-
term maturities
(2018 Notes have 2013
investor put)
Modest leverage;
minimal net debt
6.30.2011
Cash and Cash Equivalents $1,409
Revolving Credit Facility -
5.950% Notes due 2020 750
7.456% Notes due 2018 500
8.500% Notes due 2016 395
Total Debt $1,645
Net Debt 236
Market Value of Equity $8,299
Total Capitalization $8,535
Adjusted EBITDA TTM $973
Total Debt / Adj. EBITDA 1.7
Net Debt / Adj. EBITDA 0.2
1
2
3
4
4
4
Source: Company financial reports.  Some numbers may not add due to rounding.
1
2
3
4
Does not include restricted cash, short-term investments and corporate bond investments that are included in long-term assets.
Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $27mm in outstanding letters of credit  as of June 30, 2011.
Based on 274mm outstanding shares and  July 15, 2011 closing share price of $30.26.
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.

EXPEDIA, INC.
Trended Credit Metrics

Q211 Company Overview
12.31.07 12.31.08 12.31.09 12.31.10
TTM
6.30.11
Leverage Measures
Total Debt / TTM Adjusted
EBITDA
1.5 2.0 1.0 1.7 1.7
Net Debt / TTM Adjusted EBITDA 0.6 1.1 0.3 1.0 0.2
Coverage Measures
TTM Adj. EBITDA / TTM Interest
Expense
13.8 10.8 10.3 9.4 7.9
TTM Free Cash Flow / TTM Int.
Expense
11.8 5.0 6.9 6.1 7.1
Demonstrated strong credit metrics, consistent with investment grade rating
See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports
1
1
1
1
1

EXPEDIA, INC.
Rating Agency Snapshot

Q211 Company Overview
S&P (Analyst: Andy Liu)
Rating ‘BBB-’ on CreditWatch with negative implications
April 7, 2011 and July 11, 2011 Research Updates:
“The CreditWatch placement is based on the company’s plan to split off its TripAdvisor unit…we believe it will reduce Expedia’s growth rate, EBITDA margin, and discretionary cash flow going forward.”
Moody’s (Analyst: Stephen Sohn)
Rating Affirmed at Ba1 / Outlook Stable
April 7, 2011 and April 11, 2011 Credit Opinions:
“The revised stable outlook for Expedia reflects our view that a near term upgrade is unlikely until there is more clarity regarding the capital structure post spin-off of TripAdvisor.”
“Expedia’s Ba1 rating is supported by the company’s leading position in the consumer online travel agency market, moderate leverage, solid profitability, and steady cash flow generation.”
Fitch Rates Expedia, Inc.'s 'BBB-'; Outlook Stable
Issuer Default Rating (IDR) 'BBB-‘; Senior unsecured notes 'BBB-'; Senior unsecured bank credit facility 'BBB-’; Rating Outlook is Stable
February 14, 2011 Research Update:
“Results should benefit from a continued strengthening of industry travel trends and be positively impacted by continued share gains at Expedia as consumers increasingly utilize online travel agents (OTAs).”
“Advertising revenue, which is growing significantly faster than airline and hotel revenue and now represents over
10% of total revenue, represents a strong source of revenue diversification and positively impacts overall profitability.”
Although Expedia is a globally recognized brand, the company may have to pursue opportunistic acquisitions to maintain its leadership position while achieving its growth objectives.”

EXPEDIA, INC.
oSubstantial free cash flow
(TTM 6.30.11: $873mm)
oModest leverage (1.7x)
oStrong interest coverage (7.9x)
oHigh operating margins
oRoughly 55% variable / 45% fixed cost base
•
Compelling platforms for travel suppliers, travelers and advertisers
•
Strong business model, execution and credit metrics
Summary
21
Q211 Company Overview
•
Attractive macro tailwind as travel industry shifts online
•
World’s #1 online provider of travel-related services
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Proven Management
1
oLeading traffic, supply, scale, bookings, revenue and cash flows
oStrong and complementary portfolio of brands and products
oImportant partner to airlines, hotels, and other travel suppliers
oDiversified brands, business models, and geographic reach

EXPEDIA, INC. Appendix A 22 Q211 Company Overview

EXPEDIA, INC.
Business Model – Income Statement (FY 2010)

Q211 Company Overview
$ in millions
Gross bookings $25,962
Revenue 3,348
Cost of revenue¹ 690
Selling and marketing¹ 1,190
General and administrative¹ 285
Technology and content¹ 348
“OIBA” ¹ 831
OIBA margin¹ 25%
Stock-based compensation 60
Amortization of intangibles 37
Legal reserves, occupancy tax & restructuring 6
Operating income (GAAP) 732
Customer books travel product or
service; total retail value (incl taxes
and fees) constitutes “Gross
Bookings.”
Expedia’s portion of the gross
booking gets recorded as revenue
(inc. commissions, fees, etc.). Also
includes advertising & media
revenue. Revenue = 12.9% of ‘10
bookings.
(1) Personnel–related costs,
including executive leadership,
finance, legal, tax and HR functions.
(2) Fees for professional services
typically related to legal, tax and
accounting engagements.
Annual employee awards granted
each Q1; company switched to
options from RSUs in 2009.
Amortization of M&A activity
Consists of direct (73%)
advertising expenses (search
engine marketing & other online
advertising,  TV,  etc.)  and
indirect, personnel-related costs
(27%), including our supplier
relationship function (PSG).
Principally relates to payroll and
related expenses, hardware &
software, licensing &
maintenance and software
development cost amortization.
Excludes stock-based compensation.  See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports
1
•
Customer operations
•
Credit card & fraud expense
•
Data center & other costs

EXPEDIA, INC.
Trended Historical Results

Q211 Company Overview
Growth
2006 2007 2008 2009 2010 2007 2008 2009 2010
Gross Bookings $16,882 $19,632 $21,269 $21,811 $25,962 16% 8% 3% 19%
Revenue 2,238 2,665 2,937 2,955 3,348 19% 10% 1% 13%
Cost & Expenses * 1,639 1,996 2,239 2,183 2,514 22% 12% (3%) 15%
OIBA*** 599 670 698 762 831 12% 4% 9% 9%
OIBA Margin*** 27% 25% 24% 26% 25% (165bps) (136bps) 201bps (96bps)
Adj. EBITDA** 648 729 775 864 949 13% 6% 12% 10%
EBITDA Margin*** 29% 27% 26% 29% 28% (160bps) (98bps) 287bps (90bps)
Free Cash Flow*** 525 625 361 584 622 19% (42%) 62% 7%
• Positive top-line growth
• Investing in business to drive accelerated transaction growth.
• $3.6B in cumulative OIBA & $2.7B in cumulative free cash flow
Figures in $millions
*Excludes stock-based compensation.  See Appendix B for reconciliation of non-GAAP to GAAP numbers.
**Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges.  Adjusted EBITDA includes any gains/(losses) from revenue hedges.  See Appendix B for reconciliation of non-GAAP to GAAP numbers.
***See Appendix B for reconciliation of non-GAAP to GAAP numbers.

EXPEDIA, INC. Appendix B 25 Q211 Company Overview

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
OIBA $    219,472 $    243,284
Amortization of intangible assets (8,344) (7,046)
Stock-based compensation (14,651) (13,481)
Legal reserves and occupancy tax assessments - -
Spin-off costs - (2,108)
Realized (gain) loss on revenue hedges (2,787)            6,320
Operating income 193,690       226,969
Operating income margin 23% 22%
Interest expense, net (18,988) (25,682)
Other, net 817 (4,947)
Provision for income taxes (60,166) (55,450)
Net income attributable to noncontrolling interests (1,091) (497)
Net income attributable to Expedia, Inc. $    114,262       $   140,393
Operating Income Before Amortization
(all figures in $000s)
Source: Company financial reports
3 Months Ended
June 30, 2010
3 Months Ended
June 30, 2011

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
Source: Company financial reports
Operating Income Before Amortization
(all figures in $000s)
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Year Ended
Dec. 31, 2010
OIBA $    599,018 $    669,487 $    697,774 $    761,532 $    830,721
OIBA margin 27% 25% 24% 26% 25%
Amortization of intangible assets (110,766) (77,569) (69,436) (37,681) (37,123)
Amortization of non
-
cash distribution and marketing (9,638) - - - -
Stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Restructuring charges - - - (34,168) -
Legal reserves and occupancy tax assessments - - - (67,658) (5,542)
Impairment of goodwill - - (2,762,100) - -
Impairment of intangible & other long-lived assets (47,000) - (233,900) - -
Realized loss on revenue hedges - - - 11,050 3,549
Operating income / (loss) 351,329 529,069 (2,428,953) 571,414 731,915
Operating income margin 16% 20% n/a 19% 22%
Interest income (expense), net 14,799 (13,478) (41,573) (78,027) (94,131)
Other, net 18,770 (18,607) (44,178) (35,364) (17,216)
Provision for income taxes (139,451) (203,114) (5,966) (154,400)         (195,008)
Net (income) loss attributable to noncontrolling interests (513) 1,994 2,907 (4,097)           (4,060)
Net income / (loss) attributable to Expedia, Inc. $    244,934 $    295,864 $(2,517,763) $    299,526 $    421,500

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
Costs & Expenses
(all figures in $000s)
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Year Ended
Dec. 31, 2010
Total costs and expenses* $    1,718,853 $    2,058,694 $    2,300,530 $    2,244,505 $    2,573,529
Less: stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Costs and expenses excluding stock-based compensation 1,638,568 1,995,845 2,239,239 2,182,844 2,513,839
Quarter Ended
June 30, 2010
Quarter Ended
June 30, 2011
Total costs and expenses* 631,926 787,511
Less: stock-based compensation (14,651) (13,481)
Costs and expenses excluding stock-based
compensation 617,275 774,030
*Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.
Source: Company financial reports

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization
(all figures in $000s)
Source: Company financial reports
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Year Ended
Dec. 31 , 2010
Adjusted EBITDA 647,797 729,013 774,574 864,314 949,123
Adjusted EBITDA margin 29% 27% 26% 29% 28%
Depreciation (48,779) (59,526) (76,800) (102,782) (118,402)
OIBA 599,018 669,487 697,774 761,532 830,721
Qtr Ended
June 30, 2010
Qtr Ended
June 30, 2011
TTM
6.30.11
Adjusted EBITDA 249,787 279,449 973,171
Adjusted EBITDA margin 30% 27%% 27%
Depreciation (30,315) (36,165) (131,924)
OIBA 219,472 243,284 841,247

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
12 Months
Ended
Dec. 31, 2009
12 Months
Ended
Dec. 31, 2010
3 Months
Ended
June 30, 2010
3 Months
Ended
June 30, 2011
Cost of revenue 607,251 692,832 168,571 198,544
Less: stock-based compensation (2,285) (2,401) (487) (581)
Cost of revenue excluding stock-based
compensation 604,966 690,431 168,084 197,963
Selling and marketing 1,027,062 1,204,141 296,830 393,969
Less: stock-based compensation (12,440) (13,867) (3,118) (2,868)
Selling and marketing excluding stock-based
compensation 1,014,622 1,190,274 293,712 391,101
Technology and content 319,708 362,447 87,420 110,161
Less: stock-based compensation (15,700) (14,326) (3,249) (3,329)
Technology and content excluding stock-based
compensation 304,008 348,121 84,171 106,832
General and administrative 290,484 314,109 79,105 84,837
Less: stock-based compensation (31,236) (29,096) (7,797) (6,703)
General and administrative excluding stock-based
compensation 259,248 285,013 71,308 78,134
Costs & Expenses
(all figures in $000s)
Source: Company financial reports

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
Source: Company financial reports
Free Cash Flow
(all figures in $000s)
Net cash used in operating activities 313,806 490,701
Less: capital expenditures (43,453) (57,961)
Free cash flow 270,353 432,740
3 months ended
June 30, 2011
3 months ended
June 30, 2010

EXPEDIA, INC.
Tabular Reconciliations for Non-GAAP Data

Q211 Company Overview
*TTM = Trailing Twelve Month periods ended
Source: Company financial reports
Free Cash Flow
(all figures in $000s)
TTM* 9.07 TTM 12.07 TTM 3.08 TTM 6.08 TTM 9.08 TTM 12.08 TTM 3.09 TTM 6.09
Net cash provided by operating activities 859,228 712,069 737,792 660,510 514,242 520,688 458,913 494,184
Less: capital expenditures (82,671) (86,658) (101,514) (118,417) (148,022) (159,827) (150,025) (131,146)
Free cash flow 776,557 625,411 636,278 542,093 366,220 360,861 308,888 363,038
TTM 9.09 TTM 12.09 TTM 3.10 TTM 6.10 TTM 9.10 TTM 12.10 TTM 3.11 TTM 6.11
Net cash provided by operating activities 573,491 676,004 793,527 764,787 793,389 777,483 887,046 1,063,941
Less: capital expenditures (103,775) (92,017) (98,306) (123,093) (142,409) (155,189) (176,593) (191,101)
Free cash flow 469,715 583,987 695,221 641,694 650,980 622,294 710,453 872,840

EXPEDIA, INC.
Additional Information about the
TripAdvisor Spin-Off
As previously announced, Expedia intends to spin-off its TripAdvisor Media Group businesses into a separate publicly-traded company. In connection with the proposed spin-off, Expedia has filed a preliminary proxy statement/prospectus with the SEC. Stockholders of Expedia are urged to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information about Expedia, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the definitive proxy statement/prospectus when it becomes available by contacting Investor Relations, Expedia, 333 108 th
Avenue N.E.,
Bellevue, Washington 98004 (Telephone: (425) 679-3555). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by Expedia and TripAdvisor with the SEC in connection with the proposed spin-off transaction at the SEC’s web site at
www.sec.gov.
In addition to the proxy statement/prospectus, Expedia files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC’s web site at
www.sec.gov.
You may also read and copy any reports,
statements and other information filed by Expedia at the SEC public reference room at 100 F Street NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information.
Expedia and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Expedia’s stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described in Expedia’s proxy statement/prospectus, including as a result of current holdings of options, restricted share units or shares of Expedia’s stock and future holdings of options, restricted share units or shares of TripAdvisor’s stock, which will be impacted in the transaction. Information regarding Expedia and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in Expedia’s preliminary proxy statement/prospectus, filed with the SEC on July 27, 2011.
Q211 COMPANY OVERVIEW 33